UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2008

Aqua America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

762 West Lancaster Avenue, Bryn Mawr, Pennsylvania		19010-3489
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-527-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2008, Mark J. Kropilak, Senior Vice President of Aqua America, Inc. (the "Aqua"), advised Aqua of his intent to resign effective June 30 to take a position with another company. Aqua has named Mr. Christopher Luning, currently Vice President and Deputy General Counsel of Aqua to be the new head of Aqua’s corporate development activities. Mr. Luning, who has been involved in many of Aqua’s "growth-through acquisition" transactions over the past five years will lead the activities of the corporate development managers in Aqua’s key states and direct the headquarters’ corporate development staff.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aqua America, Inc.

May 29, 2008	By:	Roy H. Stahl

Name: Roy H. Stahl
Title: Chief Administrative Officer, General Counsel and Secretary